Exhibit 99.1

THE ROWE COMPANIES

DEBTOR IN POSSESSION

Balance Sheet

	As of 09/18/06	As of 10/01/06	As of 10/29/06	As of 12/03/06	As of 12/31/06
ASSETS
CASH & CASH EQUIVALENTS
SunTrust Old Confirmed Cash G/L Account	$47,041	$12,812	6,496	2,803	990
Wachovia Bank ZBA Parent Account	4	(272,942)	-232,431	-154,709	-301,273
Wachovia Bank Concentration Account	760,427	330,644	283,792	222,903	186,854
SunTrust New Confirmed Cash G/L Account	26,084	12,642	5,368	23,008	6,555
CD Investment First Virginia Bank	730,490	730,490	730,490	730,490	730,490

	1,564,045	813,646	793,715	824,495	623,615

ACCOUNTS RECEIVABLE
A/R Others	(50)	(61)	-61	-61	0
Receivable due from Affiliates	33,912,918	33,686,824	19,277,953	17,837,773	15,173,234

	33,912,868	33,686,763	19,277,892	17,837,712	15,173,234

PREPAID EXPENSES & OTHER
Prepaid Insurance Control Admin Fees	(6,861)	1,649	7,832	28,552	0
Prepaid Property Insurance	16,882	37,026	35,502	33,978	0
Prepaid General Liability insurance	(36,613)	(36,613)	-36,613	-36,613	0
Ppd Workmans Comp Prefunding Agreement	553,197	553,197	553,197	553,197	553,197
Workers Compensation 2000 - 2006	591,196	592,538	591,906	591,274	591,274
Escrow Deposit Hartford	65,000	65,000	65,000	65,000	65,000
Prepaid Umbrella Insurance	12,714	12,714	6,357	0	0
Prepaid Auto Insurance	(17,768)	(17,944)	-18,450	-18,957	0
Prepaid Directors and Officers Insurance	31,788	31,788	15,894	0	-17,196
Prepaid Employee Practices Insurance	15,000	15,000	7,500	0	-6,198
Other Prepaid Expenses	368,667	464,800	464,800	639,800	739,800

	1,593,202	1,719,154	1,692,925	1,856,233	1,925,878

PROPERTY, PLANT & EQUIPMENT
Machinery & Equipment	9,809	9,809	9,809	9,809	9,809
Furniture and Fixtures	41,164	41,164	41,164	41,164	41,164
Computers and Software	298,121	295,278	295,278	295,278	295,278
Accumulated Depreciation Machinery & Equipment	(2,392)	(2,451)	-2,619	-2,787	-2,955
Accumulated Depreciation Furniture & Fixtures	(41,164)	(41,164)	-41,164	-41,164	-41,164
Accumulated Depreciation Computers & Software	(286,692)	(286,080)	-287,082	-288,084	-289,086

	18,845	16,556	15,386	14,216	13,046

INVESTMENTS
Other Investments	57,814	57,814	57,814	57,814	57,814
Investment in FMCA	4,370	4,370	4,370	4,370	4,370
Investment in Alperts	1,065	1,065	1,065	1,065	1,065

	63,249	63,249	63,249	63,249	63,249

TOTAL ASSETS	37,152,209	36,299,368	21,843,167	20,595,905	17,799,023

LIABILITIES [1]
LIABILITIES SUBJECT TO COMPROMISE	1,033,814	1,033,814	1,018,434	934,626	896,133

LIABILITIES NOT SUBJECT TO COMPROMISE
Accounts Payable & Accrued Liabilities
Vendor Accounts Payable	—	187,781	228,929	295,156	287,470
FICA Taxes Withheld	—	10.71	6	0	0
FICA Taxes Employer Match	—	10.71	6	0	0
Unemployment Taxes Accrued	—	6.43	-5	0	0
Health and Medical Insurance Withheld	—	(119.42)	1,999	1,999	1,636
Dependent Life Insurance Withheld	—	(8.50)	89	36	36
Net Payroll Due Employees	—	129.29	0	0	0
Salary Holdback		—	38,902	77,805	77,805
Accrued Exp Reports to Stockholders	—	6,676.97	19,299	39,941	0
Accrued Directors Fees	—	(1,971.02)	7,862	17,696	0
Accrued Interest Expense	—	8,978.40	69,586	-131,668	34,192
Accrued Supp Exec Retirement Plan	—	(2,173.91)	-8,424	-2,174	-6,250
Accrued Chapter 11 Professional Fees	—	548,642.00	863,251	2,426,790	1,601,845

	—	747,963	1,221,501	2,725,580	1,996,734

Secured Debt
GE Capital - Revolver	27,643,744	26,253,760	21,272,826	20,820,684	19,614,360

GE Capital - Term Loan	7,000,000	7,000,000	0	0	0

	34,643,744	33,253,760	21,272,826	20,820,684	19,614,360

Long-Term Liabilities
Accrued Supp Exec Retirement	—	703	2,724	2,724	-7,624
Accrued CEO Retirement Medical Benefit	—	3,798	14,717	14,717	36,556

	—	4,501	17,441	17,441	28,932

TOTAL LIABILITIES	35,677,558	35,040,037	23,530,201	24,498,330	22,536,159

STOCKHOLDERS’ EQUITY
Common Stock at Par Value	16,080,871	16,080,871	16,080,871	16,080,871	16,080,871
Capital in Excess of Par Value	21,816,586	21,816,586	21,816,586	21,816,586	21,816,586
Retained Earnings	4,249,365	4,249,365	4,249,365	4,249,365	-8,139,959
Dividends Declared or Paid	(24,112,817)	(24,112,817)	-24,112,817	-24,112,817	-24,112,817
Treasury Stock	(9,492,867)	(9,493,312)	-9,493,312	-9,493,312	-9,493,312
Profit/Loss Current Year	(7,066,487.00)	(7,281,361)	-10,227,727	-12,443,557	-888,504

	1,474,651	1,259,331	-1,687,034	-3,902,865	-4,737,136

TOTAL LIABILITIES & STOCKHOLDERS EQUITY	$37,152,209	$36,299,368	21,843,167	20,595,465	17,799,023

[1]	Liabilities may differ from the amounts detailed on the Bankruptcy Schedules. The Debtor is in the process of reconciling any such differences.

THE ROWE COMPANIES

DEBTOR IN POSSESSION

Income Statement [1]

	09/18/06 - 10/01/06	Post-Petition YTD 10/01	10/02/06 - 10/29/06	Post-Petition YTD 10/29	10/30/06 - 12/03/06	Post-Petition YTD 12/03	12/04/06 - 12/31/06	Post-Petition YTD 12/31
Income
Interest Income on Overnight Investments	$10	$10	$—	$10	$—	$10	$21	$32
Dividend Income on Common Stocks	58	58	88	146	—	146	368	514

Total Income	68	68	88	156	—	156	389	545

General & Administrative Expenses
401K Plan	191	191	550	742	550	1,292	550	1,842
Automobile Expenses	729	729	2,095	2,824	2,653	5,478	2,653	8,131
Bank Charges	6,033	6,033	47,080	53,113	17,713	70,826	14,420	85,246
CEO Retirement Medical Benefit	3,798	3,798	10,919	14,717	10,919	25,636	10,919	36,556
Directors Fees	3,420	3,420	9,833	13,254	9,833	23,087	—	23,087
Dues and Subscriptions	9	9	—	9	249	258	284	542
Employer Matching FICA Expense	926	926	2,196	3,122	2,198	5,320	2,584	7,905
Health Insurance	4,320	4,320	12,105	16,425	12,320	28,745	—	28,745
Insurance Expenses	11,299	11,299	32,479	43,778	32,479	76,257	23,394	99,651
Mach Maint Exp Office Machines	104	104	741	846	198	1,044	397	1,441
Meetings and Related Expense	301	301	—	301	630	931	350	1,280
Office Rent Expense	7,459	7,459	3,076	10,535	9,656	20,190	—	20,190
Office Supplies	143	143	324	467	133	600	107	708
Postage, Freight and Express	349	349	573	922	753	1,675	357	2,032
Professional Services	57,942	57,942	2,709,792	2,767,734	2,210,336	4,978,069	730,064	5,708,133
Reports to Stockholders	7,180	7,180	20,642	27,821	25,858	53,679	1,309	54,988
Salaries	30,543	30,543	81,777	112,320	81,797	194,117	77,134	271,251
Supp Exec Retirement Pla	703	703	2,021	2,724	2,021	4,745	2,305	7,050
Telephone Expense	1,450	1,450	3,754	5,204	6,773	11,977	4,504	16,482
Travel Expenses 100 Percent	1,040	1,040	2,080	3,120	2,526	5,645	3,947	9,593
Travel Meals and Entertainment 50%	7	7	319	325	711	1,037	414	1,451
Taxes and Licenses		—		—	45	45	477	522
Unemployment Taxes	12	12	4	16	5	20	—	20

Total General & Adminstrative Expenses	137,959	137,959	2,942,361	3,080,319	2,430,357	5,510,676	876,170	6,386,846

EBITDA	(137,890)	(137,890)	(2,942,273)	(3,080,163)	(2,430,357)	(5,510,520)	(875,781)	(3,955,944)

Less:
Computer Software License Computer Depreciation	47	47	135	182	135	316	135	451
Depreciation Expense	388	388	1,035	1,423	1,035	2,458	1,035	3,494
Restructuring Expenses	548,642	548,642	—	548,642	—	548,642	—	548,642
Interest Expense [2]	447,616	447,616	2,922	450,538	(215,696)	234,842	11,553	246,395

Earnings before taxes	(1,134,583)	(1,134,583)	(2,946,365)	(4,080,948)	(2,215,831)	(6,296,779)	(888,504)	(4,754,926)

Less: Tax Expense / (Benefit)	467,153	467,153	—	467,153	—	467,153	—	467,153

Net Gain / (Loss)	$(1,601,735.85)	$(1,601,736)	$(2,946,365)	$(4,548,101)	$(2,215,831)	$(6,763,932)	$(888,504)	$(5,222,079)

[1]	The Rowe Companies maintains its books and records and reports its results externally in accordance with G.A.A.P, on an accrual basis. This statement is an accrual based income statement and does not represent the actual cash activity of the Debtor.

[2]	Comprised of interest expense and the write-off of certain pre-petition accrued GE (DIP Lender) loan costs.